UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Gentiva Health Services (“Gentiva”), Kindred Healthcare, Inc. (“Kindred” or the “Company”) and the former directors of Gentiva (the “Gentiva Board”) were named as defendants in a putative class action captioned In re Gentiva Health Services, Inc. Stockholder Litigation (the “Class Action”). Plaintiffs in the Class Action alleged, among other things, that the members of the Gentiva Board breached their fiduciary duties by agreeing to the merger with Kindred (the “Merger”) for inadequate consideration and by agreeing to lock-up the Merger with various deal protection provisions, and misrepresented and failed to disclose in the definitive proxy statement filed by Gentiva on December 18, 2014 with the U.S. Securities and Exchange Commission (the “Proxy Statement”) allegedly material information necessary for the stockholders of Gentiva to cast an informed vote on the Merger. Kindred, Gentiva and the Gentiva Board believed strongly that the Class Action claims were without merit.

On January 15, 2015, solely to eliminate the burden, expense and risk of further litigation, and without admitting any liability or wrongdoing, Kindred, Gentiva and the Gentiva Board entered into a memorandum of understanding with the plaintiffs in the Class Action to reach an agreement-in-principle to settle the litigation. In consideration for the full settlement and dismissal with prejudice of the Class Action, Gentiva made certain supplemental disclosures to the Proxy Statement (the “Supplemental Disclosures”). While Kindred and Gentiva maintain that the Supplemental Disclosures were neither necessary nor material, they believed that filing the Supplemental Disclosures was not likely to cause harm to the Company and would moot the claims asserted by the plaintiffs, eliminating the possibility that plaintiffs’ pursuit of the Class Action claims would delay the closing of the Merger. On June 8, 2016, the parties agreed to and filed a proposed order voluntarily dismissing the Class Action. The Court subsequently signed the order on July 6, 2016, dismissing the Class Action. The Court retained jurisdiction in order to resolve any application by plaintiffs’ counsel for an award of attorneys’ fees and reimbursement of expenses related to the Class Action.

The parties have subsequently discussed the payment of such fees and expenses, and in order to avoid the uncertainties and costs associated with a contested application for attorneys’ fees and expenses, the Company has agreed to pay plaintiffs’ counsel a fee in the amount of $195,000 (the “Negotiated Attorney Fee”). Plaintiffs’ counsel has determined that the payment of the Negotiated Attorney Fee negates any need to petition the Court for any additional attorneys’ fees or expenses related to the Class Action.

This Form 8-K is being furnished to the U.S. Securities and Exchange Commission in satisfaction of the public disclosure requirements of Delaware law relating to the payment of the Negotiated Attorney Fee and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. Aside from the disclosure itself, nothing under this Form 8-K shall be deemed to be an admission of the legal necessity or materiality under any federal, state or other applicable laws with respect to the Negotiated Attorney Fee set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: September 16, 2016	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
General Counsel and Corporate Secretary

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